UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 27, 2020

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

Effective March 27, 2020, Corning Natural Gas Holding Company (the “Company”) issued 180,000 shares of its newly-authorized 6% Series C Cumulative Preferred Stock (the “Series C Preferred Stock”) to 12 investors for $25.00 a share, or $4,500,000 in the aggregate. The purchasers included members of our board of directors Ted Gibson (51,000 shares), Robert Johnston (10,000 shares) and William Mirabito (4,000 shares), as well as significant shareholder The Article 6 Marital Trust under The First Amended and Restated Jerry Zucker Revocable Trust (30,000 shares).

The Company intends to use the funds raised for general working capital and to finance a portion of the proposed acquisition of the 50% of Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC held by Mirabito Regulated Industries, LLC. For additional information about the proposed Leatherstocking acquisition, please refer to the Company’s Current Report on Form 8-K dated March 2, 2020.

The Company entered into a stock purchase agreement with each of the investors containing customary representations and warranties by the Company and the purchasers. The Company will file a form of the stock purchase agreement as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2020.

The issuance of the Series C Preferred Stock was a private placement to accredited investors exempt from registration under Section 4(a)(2) and Rule 506(b) of the Securities Act of 1933. The Company elected to issue the shares in a private placement to avoid the delays and costs associated with a public offering of stock.

The Series C Preferred Stock accrues cumulative dividends at the rate of 6.0% of the liquidation preference per share ($25.00) and are expected to be paid on March 31, June 30, September 30, and December 31 of each year. The Series C Preferred Stock ranks on parity with the Company’s Series A and Series B Preferred Stock. For additional information about the Series C Preferred Stock, please refer to the Company’s Current Report on Form 8-K dated March 19, 2020.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included under Item 1.01 above is incorporated by reference to this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure included under Item 1.01 above is incorporated by reference to this Item 3.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

By: /s/ Firouzeh Sarhangi

Chief Financial Officer

Dated: March 30, 2020